UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CSX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

CSX CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	March 05, 2010
	Date: May 05, 2010	Time: 10:00 AM EDT
Location: The Rittenhouse Hotel
210 West Rittenhouse Square
Philadelphia, PA 19103-5726

500 WATER STREET JACKSONVILLE, FL 32202
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
Nominees:
	a.	D. M. Alvarado		g.	J. D. McPherson

	b.	A. Behring		h.	T. T. O’Toole

	c.	Sen. J. B. Breaux		i.	D. M. Ratcliffe

	d.	S. T. Halverson		j.	D. J. Shepard

	e.	E. J. Kelly, III		k.	M. J. Ward

	f.	G. H. Lamphere	2.	The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2010; and

			3.	The approval of the 2010 CSX Stock and Incentive Award Plan.

CSX Highlights Company Achievements in 2009 Annual Report,

Announces Internet Availability of 2010 Annual Meeting Materials

JACKSONVILLE, Fla. March 24, 2010- CSX Corporation (NYSE:CSX) today announced that proxy materials for its 2010 Annual Shareholders Meeting are now available to shareholders via the Internet under the Securities and Exchange Commission’s Notice and Access rules. These materials, including the company’s proxy statement and 2009 annual report, can be accessed on its website at http://investors.csx.com.

In his annual report message to shareholders, Chairman, President and Chief Executive Officer Michael J. Ward said that CSX positioned itself as a “stronger and more capable company” in a tumultuous 2009.

While a 15 percent volume decline led to a 22 percent reduction in earnings per share from continuing operations, the company set records in safety, lowered full-year operating costs by 20 percent and achieved a record 74.7 percent operating ratio. These achievements were made while delivering strong customer service and maintaining a healthy balance sheet with strong cash flows for future investment and value creation.

“Our 30,000 employees didn’t just let the economy happen ‘to’ us. When the downturn began, we moved quickly to respond,” said Ward. “Many of the operational changes we made are systemic and permanent.”

Ward reiterated the company’s plans to invest $1.7 billion in its train network in 2010 and to continue to offer value to communities as well as customers.

“We are holding ourselves even more accountable for tackling important issues for our nation, including the environment, traffic congestion and fuel dependency,” he said.

CSX will mail printed copies of its proxy materials only by shareholder request. The company adopted this practice last year, reducing printing by 25 million pages, and expects a similar result this year. The company employed eco-friendly printing processes certified by the Forest Stewardship Council and the Sustainable Forestry Initiative.

CSX’s 2010 Annual Shareholders Meeting will be held at 10 a.m. (EDT) on Wednesday, May 5, 2010, at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia.

CSX Corporation, based in Jacksonville, Fla., is one of the nation’s leading transportation companies, providing rail, intermodal and rail-to-truck transload services. The company’s transportation network spans approximately 21,000 miles, with service to 23 eastern states and the District of Columbia, and connects to more than 70 ocean, river and lake ports. More information about CSX Corporation and its subsidiaries is available at www.csx.com.

The foregoing statements may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. They speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by them. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic or business conditions, including those affecting the freight transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting the company; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting full year 2010 economic and business conditions at an early point in the year and in the economic recovery. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

From:	SPECIMEN [id@ProxyVote.com]
Sent:	SPECIMEN
To:	SPECIMEN
Subject:	CSX CORPORATION Annual Meeting

PROXYVOTE.COM

You received this e-mail because our records show that (1) you are an employee of CSX CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CSX CORPORATION communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding Availability of Proxy Materials

2010 CSX CORPORATION Annual Meeting of Shareholders

MEETING DATE: May 5, 2010

RECORD DATE: March 5, 2010

CUSIP NUMBER: 126408103

This e-mail represents all shares in the following account(s):

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CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

•	If you are an employee of CSX CORPORATION, your PIN is the last four digits of your Social Security number.

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below: http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

1

https://materials.proxyvote.com/126408

10K Report

https://materials.proxyvote.com/126408

If you are an employee and were enrolled for electronic delivery by CSX CORPORATION, and still wish to receive hard copies of these materials, you may send your request via e-mail to annualmeeting@csx.com.

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Your InvestorDelivery Enrollment Number is: M012345678901

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2

About the 2010 Annual Meeting of Shareholders

What is the purpose of the Annual Meeting of Shareholders?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice of Meeting, including the election of eleven directors named in this Proxy Statement, ratification of the selection of the Independent Registered Public Accounting Firm (the “Independent Auditors”) of CSX Corporation (the “Company” or “CSX”) and the consideration of the CSX 2010 Stock and Incentive Award Plan (the “2010 Stock Plan”).

Where will the Meeting be held?

The Annual Meeting will be held at 10:00 a.m. (EDT) on Wednesday, May 5, 2010 at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, Pennsylvania. The facility is accessible to persons with disabilities. If you have a disability, we can provide reasonable assistance to help you participate in the Annual Meeting upon request. If you would like to obtain directions to be able to attend the Annual Meeting and vote in person, you can write to us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202 or call us at (904) 366-4242.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Proxy Statement and our 2009 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our shareholders, instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

How do I get electronic access to the proxy materials?

The Notice provides you with instructions how to:

•	View our proxy materials for the Annual Meeting on the Internet; and

•	Instruct CSX to send future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.

Who is soliciting my vote?

The Board of Directors of CSX (the “Board”) is soliciting your vote on matters being submitted for shareholder approval at the Annual Meeting.

Who is entitled to vote?

Only shareholders of record at the close of business on March 5, 2010 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On March 5, 2010, there were issued and outstanding 389,135,130 shares of common stock, the only outstanding class of voting securities of the Company.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination at CSX Corporation, 500 Water Street, Jacksonville, FL 32202 for ten days before the Annual Meeting and at the Annual Meeting.

What will I be voting on?

At the Annual Meeting, shareholders will vote on:

•	Election of the eleven directors named in this Proxy Statement;

•	Ratification of the appointment of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2010;

•	Approval of the CSX 2010 Stock and Incentive Award Plan; and

•	Such other matters as may properly come before the Annual Meeting.

How many votes do I have?

You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.

How many shares must be present to hold the Annual Meeting?

The Company’s bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions, withheld votes (with respect to the election of directors) and shares held of record by a broker or its nominee that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

Your vote is important—we urge you to vote by proxy even if you plan to attend the Annual Meeting.

What are the vote requirements for each proposal?

Election of Directors. The Company’s state of incorporation is Virginia. As permitted under Virginia law and the Company’s bylaws, in an uncontested election, directors are elected by a majority of votes cast by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent Director nominated for re-election as a Director who is not re-elected in accordance with the Company’s bylaws shall promptly tender his or her resignation following certification of the shareholder vote. For more information on the procedures in these circumstances, see “Principles of Corporate Governance” below.

2010 Stock Plan. The approval of the 2010 Stock Plan requires the affirmative vote of a majority of votes cast on this proposal; provided that the total vote cast on the proposal constitutes a majority of shares entitled to vote on the proposal.

Other Proposals. For all other proposals, including the ratification of the appointment of the Independent Registered Public Accounting Firm, the proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

Except as noted below with respect to the proposal to approve the 2010 Stock Plan, abstentions, withheld votes (with respect to the election of directors) and broker “non-votes” are not considered votes cast “for” or “against” any proposal and will have no effect on the outcome of any vote.

Under applicable New York Stock Exchange (“NYSE”) requirements, broker non-votes are treated as shares entitled to vote on the 2010 Stock Plan, so they will count for purposes of determining whether the total votes cast on the 2010 Stock Plan constitute a majority of the shares of common stock entitled to vote on the proposal. If the total votes cast on the 2010 Stock Plan constitute a majority of the shares of common stock entitled to vote on the proposal, broker non-votes will not have any effect on the approval of the 2010 Stock Plan. Abstentions will be treated as votes cast on this proposal and have the same effect as a vote against the proposal to approve the 2010 Stock Plan.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. The shares represented by a properly executed proxy will be voted as you direct.

To vote by proxy, you must do one of the following:

Vote by Telephone. You can vote your shares by telephone 24 hours a day by calling the toll-free number listed in the Notice on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

Vote by Internet. You can also vote via the Internet by following the instructions in the Notice. The website address for Internet voting is indicated in the Notice. Internet voting is also available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

Vote by Mail. If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

If you want to vote in person at the Annual Meeting, and you hold your CSX stock in “street name” (that is, through a bank or broker), you must obtain a proxy from your bank or broker and bring that proxy to the Annual Meeting.

Can I change my vote?

Yes. A proxy may be revoked by a shareholder any time before it is voted by written notice delivered to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, by timely receipt of a later-dated signed proxy card, by a later vote via the Internet or by telephone, or by voting by ballot at the Annual Meeting.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).

The proposal to ratify the appointment of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2010 is considered a discretionary item for which a broker will have discretionary voting power if you do not give instructions with respect to this proposal. In a change from prior years, as a result of amendments to the NYSE rules, the proposal to elect directors is a non-routine matter for which a broker will not have discretionary voting power and for which specific instructions from beneficial owners are required. Furthermore, the proposal to approve the 2010 Stock Plan is a non-routine matter for which specific instructions from beneficial owners are required. As a result, a broker will not be allowed to vote on the election of directors or the proposal to approve the 2010 Stock Plan on behalf of its beneficial owner customers if the customers do not return specific voting instructions.

What happens if I return my proxy card but do not give voting instructions?

If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. The Board recommends a vote FOR the election of the eleven director nominees named in this Proxy Statement, FOR Item 2, the ratification of the appointment of Ernst & Young LLP as CSX’s Independent Registered Public Accounting Firm for 2010, and FOR Item 3, approval of the 2010 Stock Plan.

What happens if other matters are voted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in the enclosed proxy card will have discretion to vote on those matters for you. On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be raised at the Annual Meeting.

How are votes counted?

Votes are counted by the inspector of elections appointed by the Company.

What is the deadline for consideration of shareholder proposals for the 2011 Annual Meeting of Shareholders?

A shareholder who wants to submit a proposal to be included in the proxy statement for the 2011 Annual Meeting of Shareholders (the “2011 Meeting”) must send it to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL, 32202, so that it is received on or before November 24, 2010 unless the date of 2011

Meeting is changed by more than 30 days from May 5, 2011, in which case the proposal must be received a reasonable time before the Company begins to print and send its proxy materials for the 2011 Meeting.

A shareholder who wants to submit a proposal that will not be in the proxy statement but will be considered at the 2011 Meeting, pursuant to our bylaws, must send it to the principal executive offices of CSX so that it is received not earlier than the close of business on January 11, 2011, nor later than the close of business on February 10, 2011 unless the date of the 2011 Meeting is more than 30 days before or more than 70 days after May 5, 2011, in which case the proposal must be received not earlier than the 120th day prior to the date of the 2011 Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2011 Meeting and the 10th day following the day on which the Company first publicly announces the date of the 2011 Meeting.

Does the Board consider director nominees recommended by shareholders?

Yes, the Governance Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. Shareholder recommendations should be in writing addressed to the Chair of the Governance Committee, CSX Corporation, 500 Water Street, Jacksonville, FL 32202, and should include a statement about the qualifications and experience of the proposed nominee, as discussed further below in Item 1: Election of Directors, Committees of the Board, Governance Committee.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change or revoke your proxy with respect to any item until the polls have closed for voting on such item.

Do I need a ticket to attend the Annual Meeting?

Yes, you will be issued an admission ticket at the Shareholder Registration Desk at the Annual Meeting. If you hold shares in your name, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares through a bank or broker, you will need proof of ownership, such as a recent account statement or letter from your bank or broker, along with proper identification.

How can I find CSX’s proxy materials and annual report on the Internet?

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2010. This Proxy Statement and the 2009 Annual Report are available on the Company’s Internet website (www.csx.com).